UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A
                                 Amendment No. 2


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2005


                               REGAN HOLDING CORP.
             (Exact name of registrant as specified in its charter)

        California                   000-19704                 68-0211359
(State or other jurisdiction        (Commission             (I.R.S. Employer
    of incorporation)               File Number)           Identification No.)

                               2090 Marina Avenue
                           Petaluma, California 94954
                    (Address of principal executive offices)

                                 (707) 778-8638
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this current report on Form 8-K/A is to report a change in the registrant's Certifying Accountant.

Item 4.01     Changes in Registrant's Certifying Accountant.

As previously disclosed by Regan Holding Corp. (the "Company") on a Current Report on Form 8-K/A filed on March 25, 2005, the Company was notified by PricewaterhouseCoopers LLP ("PwC") on March 18, 2005 that PwC had declined to stand for reelection as the Company's independent registered public accounting firm for the year ending December 31, 2005, subject to completion of its procedures on the Company's financial statements as of and for the year ended December 31, 2004 and the Form 10-K in which such financial statements were included; and that PwC's role as the Company's independent registered public accounting firm would not cease until PwC performed procedures on the financial statements of the Company as of and for the quarter ended March 31, 2005 and the Form 10-Q in which such financial statements were included. On May 16, 2005, PwC completed its procedures on the Company's financial statements as of and for the quarter ended March 31, 2005, the Company filed the Form 10-Q for that quarter, and PwC's appointment as the independent registered public accounting firm for the Company ceased.

The reports of PwC on the Company's financial statements for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003 and through May 16, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Company's financial statements for such years.

During the years ended December 31, 2004 and 2003 and through May 16, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as indicated previously in the Form 8-K/A dated March 18, 2005 filed on March 25, 2005.

The Company has requested PwC to furnish it a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated May 20, 2005 is filed as an exhibit to this report.

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

Item 9.01     Financial Statements and Exhibits.

              (c) Exhibits.

              Exhibit 16.1 Letter from PwC regarding its concurrence with the statements made in this report.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REGAN HOLDING CORP.
                                       -------------------
                                       (Registrant)


Date: May 20, 2005                     /s/ R. Preston Pitts
                                       -----------------------------------------
                                       R. Preston Pitts
                                       President, Chief Financial Officer and
                                       Chief Operating Officer


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